Debt	6 Months Ended
Jun. 30, 2011
Debt or Long-term Debt [Abstract]
Debt

6.	DEBT

As of June 30, 2011 and December 31, 2010, long-term debt consisted of the following (in thousands):

	June 30,	December 31,
	2011	2010
	(Unaudited)

U.S. revolving credit facility, which matures December 10, 2015, with available commitments up to $500 million and with an average interest rate of 2.8% for the six month period ended June 30, 2011	$—	$345,600
U.S. term loan, which matures December 10, 2015, of $200 million; 1.25% of aggregate principal repayable per quarter in 2011, 2.5% per quarter thereafter; average interest rate of 2.6% for the six month period ended June 30, 2011	195,000	200,000
Canadian revolving credit facility, which matures December 10, 2015, with available commitments up to $250 million and with an average interest rate of 3.9% for the six month period ended June 30, 2011	—	62,538
Canadian term loan, which matures December 10, 2015, of $100 million; 1.25% of aggregate principal repayable per quarter in 2011, 2.5% per quarter thereafter; average interest rate of 3.7% for the six month period ended June 30, 2011	101,524	100,955
Australian revolving credit facility, which matures October 15, 2013, of A$75 million	—	25,305
6 1/2% senior unsecured notes — due June 2019	600,000	—
2 3/8% contingent convertible senior subordinated notes, net — due 2025	166,931	163,108
Subordinated unsecured notes payable to sellers of businesses, fixed interest rate of 6%, which mature in 2012	4,000	4,000
Capital lease obligations and other debt	9,851	11,401

Total debt	1,077,306	912,907
Less: Current maturities	192,556	181,175

Total long-term debt and capitalized leases	$884,750	$731,732

On June 1, 2011, the Company sold $600 million aggregate principal amount of 6 1/2% senior unsecured notes (6 1/2% Notes) due 2019 through a private placement to qualified institutional buyers.

The 6 1/2% Notes are senior unsecured obligations of the Company and guaranteed by our U.S. subsidiaries (the Guarantors) which bear interest at a rate of 6 1/2% per annum and mature on June 1, 2019. At any time prior to June 1, 2014, the Company may redeem up to 35% of the 6 1/2% Notes at a redemption price of 106.500% of the principal amount, plus accrued and unpaid interest to the redemption date, with the proceeds of certain equity offerings. Prior to June 1, 2014, the Company may redeem some or all of the 6 1/2% Notes for cash at a redemption price equal to 100% of their principal amount plus an applicable make-whole premium and accrued and unpaid interest to the redemption date. On and after June 1, 2014, the Company may redeem some or all of the 6 1/2% Notes at redemption prices (expressed as percentages of principal amount), plus accrued and unpaid interest to the redemption date. The percentages of the principal amount are as follows:

% of Principal
Twelve Month Period Beginning June 1,	Amount

2014	104.875%
2015	103.250%
2016	101.625%
2017	100.000%

In connection with the note offering, the Company, the Guarantors of the 6 1/2% Notes and the initial purchasers entered into a registration rights agreement at the closing of the offering. Pursuant to the registration rights agreement, the Company and the Guarantors agreed that they will, subject to certain exceptions, use commercially reasonable efforts to file with the Commission and cause to become effective a registration statement relating to an offer to exchange the 6 1/2% Notes for an issue of Commission-registered 6 1/2% Notes with identical terms. If the exchange offer is not completed on or before the date that is 365 days after the closing date of this offering (the Target Registration Date), then the Company agreed to pay each holder of the 6 1/2% Notes liquidated damages in the form of additional interest in an amount equal to 0.25% per annum of the principal amount of notes held by such holder, with respect to the first 90 days after the Target Registration Date (which rate shall be increased by an additional 0.25% per annum for each subsequent 90-day period that such liquidated damages continue to accrue), in each case until the exchange offer is completed or the shelf registration statement is declared effective or is no longer required to be effective; provided, however, that at no time will the amount of liquidated damages accruing exceed in the aggregate 0.5% per annum. The maximum additional interest potentially payable pursuant to this provision would be $2.6 million.

The Company utilized approximately $515 million of the net proceeds of the 6 1/2% Notes offering in June 2011 to repay borrowings under its senior secured credit facilities. The remaining net proceeds of approximately $75 million were utilized for general corporate purposes.

As of June 30, 2011, we classified the $175.0 million principal amount of our 2 3/8% Contingent Convertible Senior Subordinated Notes (2 3/8% Notes), net of unamortized discount, as a current liability because certain contingent conversion thresholds based on the Company’s stock price were met at that date and, as a result, 2 3/8% Note holders could present their notes for conversion during the quarter following the June 30, 2011 measurement date. If a 2 3/8% Note holder chooses to present their notes for conversion during a future quarter prior to the first put/call date in July 2012, they will receive cash up to $1,000 for each 2 3/8% Note plus Company common stock for any excess valuation over $1,000 using the conversion rate of the 2 3/8% Notes of 31.496 multiplied by the Company’s average common stock price over a ten trading day period following presentation of the 2 3/8% Notes for conversion. The future convertibility and resultant balance sheet classification of this liability will be monitored at each quarterly reporting date and will be analyzed dependent upon market prices of the Company’s common stock during the prescribed measurement periods.

The following table presents the carrying amount of our 2 3/8% Notes in our consolidated balance sheets (in thousands):

	June 30, 2011	December 31, 2010

Carrying amount of the equity component in additional paid-in capital	$28,449	$28,449
Principal amount of the liability component	$175,000	$175,000
Less: Unamortized discount	8,069	11,892

Net carrying amount of the liability component	$166,931	$163,108

Unamortized Discount — 2 3/8% Notes

The effective interest rate is 7.17% for our 2 3/8% Notes. Interest expense on the 2 3/8% Notes, excluding amortization of debt issue costs, was as follows (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010

Interest expense	$2,968	$2,835	$5,901	$5,638

June 30, 2011
Remaining period over which discount will be amortized	1.0 years
Conversion price	$31.75
Number of shares to be delivered upon conversion(1)	3,321,836
Conversion value in excess of principal amount (in thousands)(1)	$265,448
Derivative transactions entered into in connection with the convertible notes	None

(1)	Calculation is based on the Company’s June 30, 2011 closing stock price of $79.91.

On July 13, 2011, The MAC entered into a A$150 million revolving loan facility governed by a Facility Agreement (the Facility Agreement) between The MAC and National Australia Bank Limited and guaranteed by the Company. The Facility Agreement amends The MAC’s existing A$75 million revolving loan facility on substantially the same terms, including the maturity date of the Facility Agreement of November 30, 2013. As of June 30, 2011, there were no borrowings outstanding under the Australian facility.

The Company’s financial instruments consist of cash and cash equivalents, investments, receivables, payables, and debt instruments. The Company believes that the carrying values of these instruments, other than our 2 3/8% Notes, our 6 1/2% Notes and our debt under our revolving credit facilities, on the accompanying consolidated balance sheets approximate their fair values.

The fair values of our 2 3/8% and 6 1/2% Notes are estimated based on quoted prices in active markets (Level 1 fair value measurements). The carrying and fair values of these notes were as follows (in thousands):

		June 30, 2011		December 31, 2010
	Interest	Carrying	Fair	Carrying	Fair
	Rate	Value	Value	Value	Value

6 1/2% Notes
Principal amount due 2019	6 1/2%	$600,000	$606,750	$—	$—
2 3/8% Notes
Principal amount due 2025	2 3/8%	$175,000	$440,767	$175,000	$354,057
Less: unamortized discount		8,069	—	11,892	—

Net value		$166,931	$440,767	$163,108	$354,057

As of June 30, 2011, the Company had approximately $123.3 million of cash and cash equivalents and $727.4 million of the Company’s $1.0 billion U.S. and Canadian credit facilities available for future financing needs. The Company also had availability totaling A$75 million under its Australian credit facility. As of June 30, 2011, we had $18.5 million of outstanding letters of credit under these credit facilities.

Interest expense on the condensed consolidated statements of income is net of capitalized interest of $1.0 million and $2.5 million, respectively, for the three and six months ended June 30, 2011 and less than $0.1 million for the same periods in 2010.